                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2004

INTERNATIONAL INDEX TRUST

On June 18, 2004 the shareholders of the International Index Trust approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets, subject to all of the liabilities, of the International Index Trust by and in exchange for Series I and Series II shares of the International Equity Index Fund, a separate series of the John Hancock Variable Series Trust I. This transaction was effected immediately after the close of business on June 18, 2004.


SMALL-MID CAP GROWTH TRUST
SMALL-MID CAP TRUST
SELECT GROWTH TRUST
CORE VALUE TRUST
GLOBAL EQUITY SELECT TRUST

Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust and Global Equity Select Trust are currently subject to the following expense reimbursement:

         Advisory fees are reduced or the Adviser reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

         o 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust;

         o        0.15% in the case of the Global Equity Select Trust

On May 18, 2004, the Adviser gave notice to the Trust that effective July 1, 2004 this expense reimbursement will be terminated.

The annual expenses of each portfolio reflecting the elimination of the expense reimbursement are as follows:

(as a percentage of portfolio average net assets for the fiscal year ended December 31, 2003)*

                 MANAGEMENT                                              TOTAL TRUST ANNUAL
TRUST PORTFOLIO     FEES          12b-1 FEES         OTHER EXPENSES          EXPENSES
---------------  ----------   -------------------  --------------------  -------------------
                              SERIES I  SERIES II  SERIES I & SERIES II  SERIES I  SERIES II
                              --------  ---------  --------------------  --------  ---------
Small-Mid Cap
Growth Trust        0.80%      0.15%      0.35%          1.27%           2.22%      2.42%

Small-Mid Cap
Trust               0.95%      0.15%      0.35%          2.86%           3.96%      4.16%

Select Growth
Trust               0.80%      0.15%      0.35%          1.00%           1.95%      2.15%

Core Value Trust    0.80%      0.15%      0.35%          0.85%           1.80%      2.00%

Global Equity
Select Trust        0.90%      0.15%      0.35%          0.98%           2.03%      2.23%

*Portfolio net assets as of December 31, 2003 have been adjusted to reflect the subsequent redemption by the Lifestyle Trusts of their shares of the Small-Mid Cap Trust.

                  THE DATE OF THIS SUPPLEMENT IS JUNE 21, 2004

MITSUPP06.21.04 (Potomac Version)